UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 24, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        1-10315                                            63-0860407
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  Other Events and Required FD Disclosure.

         On June 24, 2004, HEALTHSOUTH Corporation ("HEALTHSOUTH") consummated the consent solicitations relating to its 6.875% Senior Notes due 2005, 7.375% Senior Notes due 2006, 7.000% Senior Notes due 2008, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012.

         In connection with the consummation of the consent solicitations, HEALTHSOUTH executed: (i) the First Supplemental Indenture, dated as of June 24, 2004 (the "6.875% Supplemental Indenture"), to the Indenture, dated as of June 22, 1998, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to PNC Bank, National Association, governing its 6.875% Senior Notes due 2005; (ii) the Second Supplemental Indenture, dated as of June 24, 2004 (the "7.375% Supplemental Indenture"), to the Indenture, dated as of September 28, 2001, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to National City Bank, governing its 7.375% Senior Notes due 2006;
(iii) the First Supplemental Indenture, dated as of June 24, 2004 (the "7.000% Supplemental Indenture"), to the Indenture, dated as of June 22, 1998, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to PNC Bank, National Association, governing its 7.000% Senior Notes due 2008; (iv) the Second Supplemental Indenture, dated as of June 24, 2004 (the "8.375% Supplemental Indenture"), to the Indenture, dated as of September 28, 2001, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to National City Bank, governing its 8.375% Senior Notes due 2011 and Amended and Restated Notes in substantially the form attached to the 8.375% Supplemental Indenture as Exhibit A and Exhibit B, respectively; and (v) the First Supplemental Indenture, dated as of June 24, 2004 (the "7.625% Supplemental Indenture"), to the Indenture, dated as of May 22, 2002, between HEALTHSOUTH and The Bank of Nova Scotia Trust Company of New York, as trustee, governing its 7.625% Senior Notes due 2012 and Amended and Restated Notes in substantially the form attached to the 7.625% Supplemental Indenture as Exhibit A and Exhibit B, respectively.

         A copy of each of the 6.875% Supplemental Indenture, the 7.375% Supplemental Indenture, the 7.000% Supplemental Indenture, the 8.375% Supplemental Indenture and the 7.625% Supplemental Indenture are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHSOUTH CORPORATION


                                        By:  /s/  Gregory L. Doody
                                            -------------------------------
                                            Name:  Gregory L. Doody
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


         Dated: June 25, 2004

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1 First Supplemental Indenture, dated as of June 24, 2004, to the Indenture, dated as of June 22, 1998, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to PNC Bank, National Association, governing its 6.875% Senior Notes due 2005

99.2 Second Supplemental Indenture, dated as of June 24, 2004, to the Indenture, dated as of September 28, 2001, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to National City Bank, governing its 7.375% Senior Notes due 2006

99.3 First Supplemental Indenture, dated as of June 24, 2004, to the Indenture, dated as of June 22, 1998, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to PNC Bank, National Association, governing its 7.000% Senior Notes due 2008

99.4 Second Supplemental Indenture, dated as of June 24, 2004, to the Indenture, dated as of September 28, 2001, between HEALTHSOUTH and Wilmington Trust Company, as successor trustee to National City Bank, governing its 8.375% Senior Notes due 2011

99.5 First Supplemental Indenture, dated as of June 24, 2004, to the Indenture, dated as of May 22, 2002, between HEALTHSOUTH and The Bank of Nova Scotia Trust Company of New York, as trustee, governing its 7.625% Senior Notes due 2012